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                                                                    Exhibit 23.6

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement of our report dated April 2, 1999 relating to the financial statements of CIGNA Corporation Property and Casualty Businesses Combined Financial Statements, which appears in the Current Report on Form 8-K of ACE Limited dated May 19, 1999.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 19, 1999